SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 3, 2002

                             DISEASE SCIENCES, Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                     0-27865                          13-264091
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(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
  formation)

 620 Herndon Parkway, Suite 360, Herndon, Virginia                    20170
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    (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (703) 563-6565

Item 8.           Change in Fiscal Year

Disease Sciences, Inc. determined at a meeting of its Board of Directors held on June 3, 2002 to change its fiscal year from the current time period February 1 to January 31 to a fiscal year that starts on October 1 and ends on September
30. The date on which the new fiscal year ends will be September 30, 2002.

A transition report will not be required. A Form 10QSB for the period October 1, 2001 through March 31, 2002 will be filed as soon as possible but not later than July 15, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant's behalf.

                                       DISEASE SCIENCES, INC.

                                       By:  /s/ John R. Signorello
                                       ------------------------
                                       Name: John R. Signorello
                                       Title: CEO

Dated:    June 17, 2002